          Investing

          for the

          21st

          Century


                                             [GRAPHIC OF PHONE WITH PAPERS
                                             IN BOTTOM HALF APPEARS HERE]


     Annual Report March 31, 1998



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                    --------------------------------------

                                      EV

                                    CLASSIC

                                  HIGH INCOME

                                     FUND



                                  Eaton Vance
                    Global Management--Global Distribution

                    --------------------------------------




[GRAPHIC OF VIEW OF CITY AND
 WATERFRONT APPEARS HERE]

Classic

EV Classic High Income Fund as of March 31, 1998

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

EV Classic High Income Fund had a total return of 20.2% for the year ended March 31, 1998./1/ That return was the result of a rise in net asset value per share from $9.84 on March 31, 1997 to $10.56 on March 31, 1998, and the reinvestment of $0.832 in dividends and $0.356 in capital gain distributions. By comparison, the average return of the 199 funds in the High Current Yield category, as compiled by Lipper Analytical Services, Inc. - a nationally recognized monitor of mutual fund performance - was 16.9% for the same period./2/

Based on the Fund's closing net asset value per share of $10.56 on March 31, 1998, the Fund had a distribution rate of 7.86%./3/ The Fund's SEC 30-day yield at March 31, 1998 was 6.21%./4/

Lower interest rates and a strong stock market bolstered the high-yield market...

The past fiscal year witnessed another strong performance by the high-yield market, with continued improvement in credit quality. Lower interest rates provided a strong backdrop for the high-yield sector, with ten-year Treasury yields declining from 6.8% a year ago to 5.6% at March 31, 1998. The market was further supported by a strong stock market, which provided a warm welcome for the initial public offerings of many high-yield companies and a coincident improvement in the credit quality of these issuers.

The Fund's performance again earned high marks from Morningstar...

As we've noted, the fiscal year was another successful period for EV Classic High Income Fund. The Fund's risk-adjusted performance through March 31, 1998 earned it a Five-Star Overall rating among taxable bond funds covered by Morningstar, Inc./5/ - a nationally recognized monitor of mutual fund performance.

High Income Portfolio adds to its research strengths...

While the growth in recent years of the high-yield market presents new opportunities, it also expands the required industry and individual credit analysis. Eaton Vance recently has added to its high-yield research team, thus broadening its resources. Within the past year, two new analysts have brought their special expertise in the telecommunications and media sectors. With that strengthened commitment, High Income Portfolio will continue to search for attractive high-yield opportunities. In the pages that follow, portfolio manager Michael Weilheimer reviews the past year in the high-yield markets and offers his outlook for the year ahead.

                                                  Sincerely,

                                                  /s/ M. Dozier Gardner

                                                  M. Dozier Gardner
                                                  President
                                                  May 8, 1998

--------------------------------------------------------------------------------

Fund Information
as of March 31, 1998

Performance/6/
-------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------

One year                                   20.2%
Life of Fund (6/8/94)                      11.8

SEC Average Annual Total Returns (including CDSC)
-------------------------------------------------
One year                                   19.2%
Life of Fund (6/8/94)                      11.8

Ten Largest Holdings/7/ By total net assets
-------------------------------------------------

Nextlink Communications, Inc.               2.1%
Dobson Communications Corp.                 1.6
Adelphia Communications Corp.               1.4
Extended Stay America                       1.4
Unisys Corp.                                1.4
IXC Communications, Inc.                    1.4
Winstar Communications, Inc.                1.3
Pricellular Wireless Communications Corp.   1.2
Marcus Cable Co.                            1.1
Dial Call Communications, Inc.              1.1

/1/ This return does not include the applicable contingent deferred sales charge
(CDSC). /2/ Lipper averages are based on total return and do not take sales charges into consideration. It is not possible to invest directly in an average. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. /5/ Morningstar ratings reflect historical risk-adjusted performance through 3/31/98 and are subject to change. Funds are assigned ratings from 1 star (lowest) to 5 stars (highest). Ratings are calculated from the Fund's 3-, 5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars. For the 3-year period, the Fund was rated 5 stars (1403 funds). /6/ Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect 1% CDSC. /7/ Ten largest holdings account for 14.0% of the portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the portfolio. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Classic High Income Fund as of March 31, 1998

MANAGEMENT DISCUSSION


[PHOTO APPEARS HERE]

Michael W. Weilheimer,
Portfolio Manager

An interview with Michael W. Weilheimer, portfolio manager of High Income Portfolio.

Q: Mike, how would you characterize the high yield bond market in 1997?

A: The high-yield market turned in another strong performance over the past fiscal year, propelled by low inflation, declining interest rates, and a continued strong economy.

   The market's strong performance was especially impressive in light of record issuance, which reached $127 billion in 1997, according to Securities Data Corp. Telecommunications and media companies again dominated the ranks of new issuers, as these companies sought to finance their build-out of state-of-the-art delivery platforms and next-generation product offerings. The large supply met with a warm reception from investors, with mutual funds, pension funds and other institutional buyers remaining very active in the high-yield sector.

Q: The Fund had another excellent year. What accounted for the strong performance?

A: We continued to focus on companies with good underlying business fundamentals. These were typically B-rated credits with the potential of future upgrades. From a sector standpoint, we shifted our emphasis somewhat. In the middle of last year, we reduced the Portfolio's weightings in cyclical issues, such as paper and steel companies. Capacity in some commodity industries had increased significantly at a time when the U.S. economy faced the possibility of a slowdown. That risk was heightened by the increasing difficulties in Asia in late fall. In the meantime, defensive credits like telecommunications, cable, and food continued to enjoy strong fundamentals while remaining less vulnerable to a slowing in aggregate demand.

   Going forward, I have charted a relatively neutral sector mix for the Portfolio. But as I indicated earlier, telecommunications and media bonds remain very prominent in the market, and represented the Portfolio's largest weightings at March 31, 1998. The industry has seen a number of mergers that are implementing greater economies of scale while delivering a larger target audience. Revenue growth has been strong and several high-yield companies have been taken over by investment grade companies. That has further boosted the performance of the sector.


-------------------------------------------------

Portfolio Quality Weightings/1/
-------------------------------------------------

[PIE CHART APPEARS HERE]

B3                                    41.6%
B2                                    19.8%
B1                                    12.7%
Non-Rated                             12.0%
Caa                                    6.9%
Ba                                     3.7%
Aaa                                    1.4%

Five Largest Sector Weightings/1/
-------------------------------------------------
Wireline Communications Services      14.9%
Broadcasting & Cable                  12.1%
Wireless Communications Services      12.0%
Manufacturing                          7.3%
Business Services                      6.6%


/1/ Because the Portfolio is actively managed, Industry Weightings and Quality
    Ratings are subject to change. Five largest sector holdings account for 52.9% of the Portfolio.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Classic High Income Fund as of March 31, 1998

MANAGEMENT DISCUSSION CONT'D


Q: You indicated that you were increasingly selective in the past year. What kind of profile do you look for in new issues?

A: As the volume of offerings has increased in the past year, we've naturally become increasingly selective. Where new issues are concerned, it's especially important for a company to possess a good business plan. The technology and communications sectors tend to attract a large number of start-up companies. These fields are enormously competitive and subject to rapid change, and for companies without demonstrated success, the risks are very high. Therefore, we prefer to see companies with seasoned management and a track record of attracting and retaining customers.

Q: Cable companies represented a large investment at March 31, 1998. Could you discuss some of the Portfolio's cable holdings?

A: Yes. Marcus Cable has been a long-time holding of the Portfolio. The Dallas-based company is the largest privately-owned cable company in the U.S. and has enjoyed good subscriber growth in the southwest. The company recently agreed to be purchased by Paul Allen, a co-founder of Microsoft. The deal has caused excitement within the industry because Allen, clearly a heavyweight in the technology area, has been exploring ways to combine cable with the Internet.

   We also owned United International Holdings. The growth of cable abroad has been equally as impressive as in the U.S., and United International is a major foreign cable player. However, because many of the company's cable properties are in Europe, it has tended to be misunderstood by analysts, and, in our estimation, undervalued. The company refinanced an outstanding issue in January through a tender offer and subsequently issued new bonds. The Fund's investment in the original bonds performed very well and we currently own the new bonds.

Q: You mentioned having increased your exposure to some defensive sectors.
   Could you expand on that theme?

A: Yes. AFC Enterprises is the parent company of the Church's Fried Chicken and Popeye's restaurant chains. Management has effected an excellent turnaround in recent years, and the company is among the few established fast-food chains today that are enjoying strong growth in same-store sales. In addition, the company has developed new fast-food concepts that should further contribute to revenue growth. AFC continues to deleverage its balance sheet and appears close to an initial public offering of common stock. Another food-related company, DelMonte Foods, a leading producer of canned fruits and vegetables, remains a large holding. The company has announced plans for an initial public offering, which will improve its balance sheet and credit rating.

Q: Did the Portfolio pursue investments in any new sectors during the year?

A: Yes. As I indicated earlier, the technology sector and communications sectors are expanding rapidly. That is certainly true of cellular phone use. With the rapid expansion of digital, cellular and wireless communications, there is an increased need for tower-sites for transmitters. As a result, the tower management industry has become an interesting real estate play.

   Companies like Crown Castle, SBA Communications, and Pinnacle Corp. have bought or constructed hundreds of towers that are leased to phone company-tenants such as Sprint or Nextel. Cities and towns around the country have severely limited tower construction and are increasingly mandating the co-locating of competing wireless phone companies on the same tower. That makes existing facilities more valuable and improves the pricing power of the tower management companies. The tower management industry is in its infancy, but with the increase in wireless services like cellular and paging devices, there is clear growth potential.

EV Classic High Income Fund as of March 31, 1998

MANAGEMENT DISCUSSION CONT'D

Q: What is your outlook for the high-yield market in the coming year?

A: With little sign of inflation on the horizon, the economy continues to post fairly strong growth. That is certainly a good climate for the market. It's worth pointing out that there have been some earnings shortfalls and the implications of the downturn in Asia have yet to be fully understood. However, while selectivity will become increasingly important, the outlook for high-yield bonds is generally favorable.

   It's clear that the high-yield market will continue its historical role of attracting capital to developing industries. Beginning in the 1980s, high-yield bonds were used to finance the infrastructure for cable television. Today, the market is playing an equally important part in the build-out of the next generation of cellular and fiber optic networks. While these innovations and technologies are absolutely essential to improving productivity for businesses, they also improve the quality of life for consumers and provide excellent opportunities for entrepreneurs and investors alike. In my view, the future is likely to present many more such opportunities. I believe that High Income Portfolio is well-positioned to share in that growth.

                           [LINE GRAPH APPEARS HERE]

            Comparison of Change in Value of a $10,000 Investment in EV Classic High Income Fund vs. the Lehman Brothers
                            High Yield Bond Index*

June 30, 1994, through March 31, 1998

               EV Classic High          Lehman High Yield
Date             Income Fund                Bond Index
----           ---------------          -----------------
6/94               $10,000                   $10,000
12/94              $ 9,937                   $10,127
12/95              $11,226                   $12,068
12/96              $12,804                   $13,438
12/97              $14,731                   $15,153
3/98               $15,489                   $15,662

Performance+
---------------------------------------------------------------

Average Annual Total Returns (at net asset value)
---------------------------------------------------------------
One year                                             20.2%
Life of Fund (6/8/94)                                11.8

SEC Average Annual Total Returns (including applicable CDSC)
---------------------------------------------------------------
One year                                             19.2%
Life of Fund (6/8/94)                                11.8


*  Source: Towers Data Systems, Bethesda, MD.

   The chart compares the Fund's total return with that of the Lehman Brothers High Yield Bond Index, a broad-based, unmanaged market index of high-yield corporate bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.
+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC return for one year reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

EV Classic High Income Fund as of March 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of March 31, 1998
Assets
------------------------------------------------------------------------
Investment in High Income Portfolio (Portfolio), at
    value (Note 1A) (identified cost, $32,070,247)           $33,514,452
Receivable for Fund shares sold                                   93,018
Deferred organization expenses (Note 1D)                           3,363
------------------------------------------------------------------------
Total assets                                                 $33,610,833
------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------
Distributions payable                                        $   270,631
Payable for Fund shares redeemed                                 224,880
Payable to affiliate for Trustees' fees (Note 4)                      41
Accrued expenses                                                  21,264
------------------------------------------------------------------------
Total liabilities                                            $   516,816
------------------------------------------------------------------------
Net Assets for 3,135,034 shares of beneficial
    interest outstanding                                     $33,094,017
------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------
Paid-in capital                                              $31,640,563
Accumulated undistributed net realized gain on
    investments from Portfolio (computed on the basis
    of identified cost)                                           38,092
Accumulated distributions in excess of net investment            (28,843)
    income
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified
    cost)                                                      1,444,205
------------------------------------------------------------------------
Total                                                        $33,094,017
------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
------------------------------------------------------------------------
($33,094,017 / 3,135,034 shares of beneficial
    interest outstanding)                                    $     10.56
------------------------------------------------------------------------

Statement of Operations

For the Year Ended
March 31, 1998
Investment Income (Note 1B)
------------------------------------------------------------------------
Interest income allocated from Portfolio                     $ 2,272,453
Dividend income allocated from Portfolio                         102,485
Miscellaneous income allocated from Portfolio                     41,479
Expenses allocated from Portfolio                               (147,641)
------------------------------------------------------------------------
Net investment income from Portfolio                         $ 2,268,776
------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                    $       125
Distribution and service fees (Note 5)                           234,215
Transfer and dividend disbursing agent fees                       37,821
Printing and postage                                              22,092
Registration fees                                                 18,079
Legal and accounting services                                     14,951
Amortization of organization expenses (Note 1D)                    9,603
Custodian fee                                                      4,882
Miscellaneous                                                      5,876
------------------------------------------------------------------------
Total expenses                                               $   347,644
------------------------------------------------------------------------

Net investment income                                        $ 1,921,132
------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $ 1,103,727
------------------------------------------------------------------------
Net realized gain on investment transactions                 $ 1,103,727
------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                              $ 1,233,878
------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                           $ 1,233,878
------------------------------------------------------------------------

Net realized and unrealized gain on investments              $ 2,337,605
------------------------------------------------------------------------

Net increase in net assets from operations                   $ 4,258,737
------------------------------------------------------------------------


                       See notes to financial statements

EV Classic High Income Fund as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                            Year Ended         Year Ended
in Net Assets                                  March 31, 1998     March 31, 1997
--------------------------------------------------------------------------------

From operations --
     Net investment income                       $  1,921,132      $  1,085,164
     Net realized gain (loss) on
         investment transactions                    1,103,727           (23,804)
     Net change in unrealized
         appreciation (depreciation)
         of investments                             1,233,878           160,339
--------------------------------------------------------------------------------
Net increase in net assets
     from operations                             $  4,258,737      $  1,221,699
--------------------------------------------------------------------------------

Distributions to shareholders (Note 2) --
     From net investment income                  $ (1,869,375)     $ (1,074,911)
     From net realized gain
         on investments                            (1,024,002)               --
--------------------------------------------------------------------------------
Total distributions to shareholders              $ (2,893,377)     $ (1,074,911)
--------------------------------------------------------------------------------

Transactions in shares of beneficial
     interest (Note 3) --
     Proceeds from sale of shares                $ 22,488,337      $ 14,569,442
     Net asset value of shares issued
         to shareholders in payment of
         distributions declared                     1,735,307           556,369
     Cost of shares redeemed                       (9,786,900)       (5,594,937)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
     share transactions                          $ 14,436,744      $  9,530,874
--------------------------------------------------------------------------------

Net increase in net assets                       $ 15,802,104      $  9,677,662
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                             $ 17,291,913      $  7,614,251
--------------------------------------------------------------------------------
At end of year                                   $ 33,094,017      $ 17,291,913
--------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                                   $    (28,843)     $      6,554
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Classic High Income Fund as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Year Ended March 31,
                                                                  ------------------------------------------------------------
                                                                       1998            1997            1996          1995 *
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                 $ 9.840         $ 9.650         $ 9.430        $10.000
------------------------------------------------------------------------------------------------------------------------------


Income from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                $ 0.847         $ 0.878         $ 0.888        $ 0.735
Net realized and unrealized gain (loss) on investments                 1.061           0.181           0.225         (0.544)
------------------------------------------------------------------------------------------------------------------------------
Total income from operations                                         $ 1.908         $ 1.059         $ 1.113        $ 0.191
------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                           $(0.832)        $(0.869)        $(0.888)       $(0.735)
In excess of net investment income                                        --              --          (0.005)        (0.026)
From net realized gain on investments                                 (0.356)             --              --             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $(1.188)        $(0.869)        $(0.893)       $(0.761)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                       $10.560         $ 9.840         $ 9.650        $ 9.430
------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                      20.19%          11.44%          12.25%          1.89%
------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                              $33,094         $17,292         $ 7,614        $ 2,076
Ratio of net expenses to average daily net assets /(2)/                 2.11%           1.74%           1.69%          2.04%+
Ratio of net investment income to average daily net assets              8.19%           8.88%           9.17%          9.17%+
------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses /(2)/                                                                     2.29%           3.24%          5.20%+
     Net investment income                                                              8.32%           7.62%          6.01%+
Net investment income per share                                                      $ 0.823         $ 0.738        $ 0.482
------------------------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, June 8, 1994, to March 31, 1995.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.

                       See notes to financial statements

EV Classic High Income Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
 -------------------------------------------------------------------------------
  EV Classic High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (3.5% at March 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon High Income Fund (the Successor Fund), a separate series of the Trust, would acquire substantially all of the assets and liabilities of the Fund (the Acquired Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class C shares), which will be equal in value to the net asset values per share of the Acquired Fund multiplied by the full and fractional shares of the Acquired Fund then outstanding. Such transaction will then occur after the close of business, on March 31, 1998.

  Effective April 1, 1998, the EV Marathon High Income Fund changed its name to the Eaton Vance High Income Fund.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.


2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

EV Classic High Income Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  During the year ended March 31, 1998, accumulated distributions in excess of net investment income was increased $87,154, accumulated net realized gain was increased $22,035 and paid-in capital was increased $65,119 due to permanent differences between book and tax accounting for distributions. Net investment income, net realized gains and net assets were not affected by these reclassifications.


3 Shares of Beneficial Interest
 -------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                    Year Ended March 31,
                                   ---------------------------------------------
                                                  1998               1997
  ------------------------------------------------------------------------------
  Sales                                        2,159,222          1,478,448
  Issued to shareholders electing
    to receive payments of
    distributions in Fund shares                 166,021             56,546
  Redemptions                                   (947,002)          (567,383)
  ------------------------------------------------------------------------------
  Net increase                                 1,378,241            967,611
  ------------------------------------------------------------------------------


4 Transactions with Affiliates
 -------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.


5 Distribution Plan
 -------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
  (i) 6.25% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $175,661 to or payable to EVD for the year ended March 31, 1998, representing 0.75% of average daily net assets. At March 31, 1998, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $2,278,000.

  In addition, the Plan permits the Fund to make payments of service fees to the Principal Underwriter in amounts not to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not exceeding 0.25%, of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended March 31, 1998 in the amount of $58,554. Pursuant to the Distribution Plan, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of shares sold by such Firm and monthly service payments in amounts not to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic

EV Classic High Income Fund as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


  discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.


6 Contingent Deferred Sales Charge
 -------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended March 31, 1998, EVD received approximately $13,000 of CDSC paid by shareholders.


7 Investment Transactions
 -------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the year ended March 31, 1998, aggregated $22,783,384 and $11,364,183, respectively.

EV Classic High Income Fund as of March 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of EV Classic High Income Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of EV Classic High Income Fund (the Fund) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the financial highlights for each of the years in the three-year period ended March 31, 1998 and for the period from the start of business, June 8, 1994, to March 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at March 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  May 8, 1998

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)



Corporate Bonds & Notes -- 89.7%

                                               Principal
                                               Amount
Security                                       (000's omitted)        Value
--------------------------------------------------------------------------------

Aerospace and Defense -- 0.5%
--------------------------------------------------------------------------------
Alliant Tech Systems Inc., Sr. Sub.
Notes, 11.75%, 3/1/03                          $    4,000       $     4,400,000
--------------------------------------------------------------------------------
                                                                $     4,400,000
--------------------------------------------------------------------------------

Apparel -- 1.2%
--------------------------------------------------------------------------------
Glenoit Corp., Sr. Sub. Notes,
11.00%, 4/15/07/(1)/                           $    4,800       $     5,184,000
William Carter Co., Sr. Sub. Note,
10.375%, 12/1/06                                    6,275             6,729,938
--------------------------------------------------------------------------------
                                                                $    11,913,938
--------------------------------------------------------------------------------

Auto and Parts -- 1.4%
--------------------------------------------------------------------------------
Cambridge Industries, Inc., Sr. Sub.
Notes, 10.25%, 7/15/07                         $    2,520       $     2,620,800
Key Plastics, Inc., Sr. Notes,
14.00%, 11/15/99                                    5,500             6,105,000
Walbro Corp., Sr. Notes,
10.125%, 12/15/07                                   4,590             4,498,200
--------------------------------------------------------------------------------
                                                                $    13,224,000
--------------------------------------------------------------------------------

Banks - Regional -- 1.0%
--------------------------------------------------------------------------------
First Nationwide Holdings, Inc., Sr. Sub
Note, 10.625%, 10/1/03                         $    7,200       $     8,082,000
First Nationwide, Inc., Sr. Notes,
12.50%, 4/15/03                                     1,600             1,832,000
--------------------------------------------------------------------------------
                                                                $     9,914,000
--------------------------------------------------------------------------------

Broadcasting and Cable -- 8.5%
--------------------------------------------------------------------------------
21st Century Telecom Group, Sr. Disc.
Notes, 12.25%, (0% until 2003), 2/15/08/(1)/   $    8,000       $     4,710,000
Adelphia Communications Corp., Sr. Notes,
9.875%, 3/1/07                                      4,480             4,872,000
Adelphia Communications Corp., Sr. Notes,
10.50%, 7/15/04                                     2,640             2,897,400
Century Communications, Sr. Notes,
8.75%, 10/1/07                                      2,400             2,496,000
CSC Holdings, Inc., Sr. Sub. Notes,
9.25%, 11/1/05                                      3,150             3,346,875
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75%, (0% until
2000), 12/15/05                                     1,400             1,113,000
Diamond Cable Communications Co., Sr.
Disc. Notes, 13.25%, (0% until                      1,600             1,476,000
1999), 9/30/04
Digital Television Services, Inc.,
Guaranteed Notes, 12.50%,  8/1/07                   6,410             7,387,525
Echostar DBS Corp., Sr. Sec. Notes,
12.50%, 7/1/02                                      5,000             5,650,000
Intermedia Capital Partners, Sr. Sub.
Note, 11.25%, 8/1/06                                2,625             2,953,125
Marcus Cable Operating Co., Sr. Debs.,
11.875%, 10/1/05                                    2,800             3,045,000
Marcus Cable Operating Co., Sr. Disc.
Notes, 14.25%, (0% until 2000), 12/15/05            8,500             7,713,750
NTL, Inc., 10.00%, 2/15/07                          4,400             4,774,000
NTL, Inc., Sr. Notes, 9.75%, (0% until
2003), 4/1/08/(1)/                                  4,400             2,871,000
Star Choice Communications, Sr. Sec.
Notes, 13.00%, 12/15/05/(1)/                        2,400             2,508,000
Sullivan Broadcasting Co., Inc., Sr. Sub.
Notes, 10.25%, 12/15/05                             4,800             5,292,000
Telewest PLC, Debs., 11.00%, (0% until
2002), 10/1/07                                      7,000             5,635,000
UIH Australia/Pacific, Inc., Sr. Disc.
Note, 14.00%, (0% until 2001), 5/15/06              1,600             1,104,000
UIH Australia/Pacific, Inc., Sr. Disc.
Notes, 14.00%, (0% until 2001), 5/15/06             2,000             1,380,000
United International Holdings, Inc., Sr.
Disc. Notes, 10.75%, (0% until
2003), 2/15/08                                     15,300             9,562,500
--------------------------------------------------------------------------------
                                                                $    80,787,175
--------------------------------------------------------------------------------

Building Materials -- 0.4%
--------------------------------------------------------------------------------
Tarkett International, AG., Sr. Sub.
Notes, 9.00%, 3/1/02                           $    3,600       $     3,681,000
--------------------------------------------------------------------------------
                                                                $     3,681,000
--------------------------------------------------------------------------------

Business Services -- 1.9%
--------------------------------------------------------------------------------
AP Holdings, Inc., Sr. Disc. Notes,
11.25%, (0% until 2003), 3/15/08/(1)/          $    4,800       $     2,892,000
Apcoa, Inc., Sr. Sub. Notes,
9.25%, 3/15/08/(1)/                                 1,200             1,203,000
Federal Data Corp., Sr. Sub. Notes,
10.125%, 8/1/05                                     4,320             4,492,800
Intertek Finance PLC, Sr. Sub. Note,
10.25%, 11/1/06                                     5,600             5,992,000
Sitel Corp., Sr. Sub. Notes,
9.25%, 3/15/06/(1)/                                 3,000             3,075,000
--------------------------------------------------------------------------------
                                                                $    17,654,800
--------------------------------------------------------------------------------


                       See notes to financial statements

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)



                                               Principal
                                               Amount
Security                                       (000's omitted)  Value
--------------------------------------------------------------------------------


Business Services - Miscellaneous -- 4.6%
--------------------------------------------------------------------------------
Allied Waste Industries, Inc., Sr. Disc.
Notes, 11.30%, (0% until 2002), 6/1/07         $    6,550       $     4,814,250
Allied Waste North America, Inc., Sr. Sub
Note, LOC, 10.25%, 12/1/06                          8,200             9,102,000
Crown Castle International Corp., Sr.
Disc. Notes, 10.625%, (0% until
2002), 11/15/07/(1)/                                3,800             2,565,000
Pinnacle Holdings, Inc., Sr. Disc. Notes,
10.00%, (0% until 2003), 3/15/08/(1)/               4,020             2,512,500
Richmont Marketing Special, Sr. Sub.
Notes, 10.125%, 12/15/07/(1)/                       7,475             7,774,000
SBA Communications Corp., Sr. Disc.
Notes, 12.00%, (0% until 2003), 3/1/08/(1)/        13,600             8,041,000
Unicco Service/Finance, Inc., Sr. Sub.
Notes, 9.875%, 10/15/07                             4,040             4,135,950
Unisite, Inc., Sub. Notes,
0.00%, 12/15/04/(1)/                                4,500             4,671,450
--------------------------------------------------------------------------------
                                                                $    43,616,150
--------------------------------------------------------------------------------


Chemicals -- 1.3%
--------------------------------------------------------------------------------
Huntsman Corp., Sr. Sub. Note,
9.50%, 7/1/07/(1)/                             $    3,350       $     3,475,625
NL Industries, Inc., Sr. Notes,
11.75%, 10/15/03                                    5,040             5,607,000
Sterling Chemical Holdings, Inc.,
0.00%, 8/15/08                                      6,400             3,808,000
--------------------------------------------------------------------------------
                                                                $    12,890,625
--------------------------------------------------------------------------------


Communications Equipment -- 0.7%
--------------------------------------------------------------------------------
Jordan Telecom Products, Inc., Sr. Disc.
Notes, 11.75%, (0% until 2000), 8/1/07/(1)/    $    7,700       $     6,545,000
--------------------------------------------------------------------------------
                                                                $     6,545,000
--------------------------------------------------------------------------------


Computer Equipment -- 1.8%
--------------------------------------------------------------------------------
Merisel, Inc., Sr. Notes, 12.50%,
12/31/04                                       $    4,000       $     4,460,000
Unisys Corp., Debs., 9.75%, 9/15/16                 3,600             3,726,000
Unisys Corp., Sr. Notes, 11.75%, 10/15/04           2,600             3,009,500
Unisys Corp., Sr. Notes, 12.00%, 4/15/03            5,600             6,342,000
--------------------------------------------------------------------------------
                                                                $    17,537,500
--------------------------------------------------------------------------------


Containers and Packaging -- 1.6%
--------------------------------------------------------------------------------
Applied Extrusion Inc., Sr. Notes,
11.50%, 4/1/02                                 $    6,000       $     6,420,000
Consumers International, Inc., Sr. Sub.
Note, 10.25%, 4/1/05/(1)/                           3,935             4,348,175
S.D. Warren Co., Sr. Sub. Notes,
12.00%, 12/15/04                                    3,800             4,246,500
--------------------------------------------------------------------------------
                                                                $    15,014,675
--------------------------------------------------------------------------------


Electric Utilities -- 0.9%
--------------------------------------------------------------------------------
AES Corp., 8.375%, 8/15/07                     $    1,200       $     1,233,000
AES Corp., Sr. Sub. Notes,
10.25%, 7/15/06                                     1,600             1,768,000
Cal Energy Company, Inc., Sr. Notes,
9.50%, 9/15/06                                      5,500             5,907,165
--------------------------------------------------------------------------------
                                                                $     8,908,165
--------------------------------------------------------------------------------


Electrical Equipment -- 0.4%
--------------------------------------------------------------------------------
Wavetek Corp., Sr. Sub. Notes,
10.125%, 6/15/07                               $    3,360       $     3,519,600
--------------------------------------------------------------------------------
                                                                $     3,519,600
--------------------------------------------------------------------------------


Electronics - Instruments -- 0.4%
--------------------------------------------------------------------------------
HCC Industries, Inc., Sr. Sub. Notes,
10.75%, 5/15/07                                $    3,975       $     4,153,875
--------------------------------------------------------------------------------
                                                                $     4,153,875
--------------------------------------------------------------------------------


Entertainment -- 1.1%
--------------------------------------------------------------------------------
Australis Media Ltd., Sub. Disc. Notes,
15.75%, (0% until 2000), 5/15/03               $    4,490       $       897,919
Fox Kids Worldwide, Inc., Sr. Disc.
Notes, 10.25%, (0% until 2002), 11/1/07/(1)/        7,700             4,908,750
Premier Parks, Inc., Sr. Disc. Notes,
10.00%, (0% until 2003), 4/1/08                     3,200             2,040,000
Premier Parks, Inc., Sr. Notes,
9.25%, 4/1/06                                       1,640             1,676,900
SFX Entertainment, Inc., Sr. Sub. Notes,
9.125%, 2/1/08/(1)/                                 1,480             1,457,800
--------------------------------------------------------------------------------
                                                                $    10,981,369
--------------------------------------------------------------------------------


Foods -- 4.2%
--------------------------------------------------------------------------------
B & G Foods, Inc., Sub. Notes,
9.625%, 8/1/07/(1)/                            $    3,925       $     4,023,125
Del Monte Corp., Sr. Note,
12.25%, 4/15/07                                     4,400             5,016,000
Del Monte Foods Co., Sr. Disc. Notes,
12.50%, (0% until 1998), 12/15/07/(1)/              7,000             4,593,750
Grupo Azucarero Mexico, Sr. Notes,
11.50%, 1/15/05/(1)/                                3,200             3,176,000

                       See notes to financial statements

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D
(Expressed in United States Dollars)


                                               Principal
                                               Amount
Security                                       (000's omitted)  Value
--------------------------------------------------------------------------------

Foods (continued)
--------------------------------------------------------------------------------
International Home Foods, Inc., Sr. Sub.
Note, 10.375%,  11/1/06                        $    9,000       $    10,012,500
Keebler Corp., Sr. Sub. Notes,
10.75%,  7/1/06                                     5,720             6,492,200
Van De Kamps, Inc., Sr. Sub. Notes,
12.00%,  9/15/05                                    6,100             6,801,500
--------------------------------------------------------------------------------
                                                                $    40,115,075
--------------------------------------------------------------------------------

Health Services -- 1.2%
--------------------------------------------------------------------------------
Dade International, Inc., Sr. Sub. Notes,
11.125%,  5/1/06                               $    4,800       $     5,364,000
Genesis Eldercare Acquisition Corp., Sr.
Sub. Note, 9.00%,  8/1/07/(1)/                      6,120             6,273,000
--------------------------------------------------------------------------------
                                                                $    11,637,000
--------------------------------------------------------------------------------

Household Products -- 2.9%
--------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%,  12/15/07/(1)/                         $    4,480       $     4,692,800
Coleman Holdings, Inc., Sr. Disc. Notes,
0.00%,  5/15/01                                     4,000             3,140,000
Icon Health and Fitness, Inc., Sr. Sub.
Note, 13.00%,  7/15/02                              4,000             4,360,000
IHF Holdings, Inc., 15.00%, (0% until
1999), 11/15/04                                     2,960             2,486,400
Ridell Sports, Inc., Sr. Note,
10.50%,  7/15/07                                    3,160             3,318,000
Selmer Co., Inc., Sr. Sub. Notes,
11.00%,  5/15/05                                    5,300             5,816,750
Werner Holdings Co, Inc., Sr. Sub. Notes,
10.00%,  11/15/07                                   3,600             3,802,500
--------------------------------------------------------------------------------
                                                                $    27,616,450
--------------------------------------------------------------------------------

Information Services -- 1.7%
--------------------------------------------------------------------------------
Cellnet Data Systems, Inc., Sr. Disc.
Notes, 14.00%, (0% until 2002), 10/1/07        $   10,400       $     6,136,000
Concentric Network Corp., Sr. Notes,
12.75%,  12/15/07/(1)/                              3,200             3,792,000
Orbital Imaging Corp., Sr. Notes,
11.625%,  3/1/05/(1)/                               3,760             4,117,200
Verio, Inc., Sr. Notes, 10.375%,
4/1/05/(1)/                                         2,160             2,246,400
--------------------------------------------------------------------------------
                                                                $    16,291,600
--------------------------------------------------------------------------------

Lodging and Gaming -- 4.8%
--------------------------------------------------------------------------------
Aztar Corp., Sr. Sub. Notes,
13.75%,  10/1/04                               $    5,000       $     5,762,500
Extended Stay America, Sr. Sub. Notes,
9.15%,  3/15/08/(1)/                               13,200            13,364,999
Harvey Casinos Resorts, Sr. Sub. Notes,
10.625%,  6/1/06                                    8,550             9,597,375
Horseshoe Gaming L.L.C., Sr. Sub. Notes,
9.375%,  6/15/07                                    3,200             3,456,000
Showboat Marina Casino, 1st Mtg. Notes,
13.50%,  3/15/03                                    6,000             7,080,000
Trump Atlantic City Associates, Co., 1st
Mtg. Notes, 11.25%,  5/1/06                         5,900             6,062,250
--------------------------------------------------------------------------------
                                                                $    45,323,124
--------------------------------------------------------------------------------

Machinery -- 0.3%
--------------------------------------------------------------------------------
Alvey Systems, Inc., Sr. Sub. Notes,
11.375%,  1/31/03                              $    2,400       $     2,580,000
--------------------------------------------------------------------------------
                                                                $     2,580,000
--------------------------------------------------------------------------------

Manufacturing -- 7.3%
--------------------------------------------------------------------------------
Amtrol Acquisition, Inc., Sr. Sub.,
10.625%,  12/31/06                             $    3,600       $     3,699,000
Clark-Schwebel Holdings, Inc., Debs.,
12.50%,  7/15/07                                    4,277             4,598,247
Details, Inc., Sr. Sub. Notes,
10.00%,  11/15/05                                   5,650             5,918,375
FWT, Inc., Sr. Sub. Notes,
9.875%,  11/15/07/(1)/                              5,360             5,092,000
GSI Group, Inc., Sr. Sub. Notes,
10.25%,  11/1/07/(1)/                               3,680             3,882,400
IMO Industries, Sr. Sub. Notes,
11.75%,  5/1/06                                     8,680             9,808,400
MCMS, Inc., Sr. Sub. Notes,
9.75%,  3/1/08/(1)/                                 7,400             7,474,000
Motors and Gears, Inc., Sr. Notes,
10.75%,  11/15/06                                   6,600             7,128,000
RBX Corp., Sr. Notes, 12.00%,  1/15/03/(1)/         2,200             2,288,000
Roller Bearing Co. America, Inc., Sr.
Sub. Notes, 9.625%,  6/15/07                        1,600             1,644,000
Roller Bearing Holdings Co., 13.00%, (0%
until 2002), 6/15/09/(1)/                          12,875             8,433,125
Viasystems, Inc., Sr. Sub. Notes,
9.75%,  6/1/07/(1)/                                 5,000             5,225,000
Viasystems, Inc., Sr. Sub. Notes,
9.75%,  6/1/07                                      3,600             3,762,000
--------------------------------------------------------------------------------
                                                                $    68,952,547
--------------------------------------------------------------------------------

                       See notes to financial statements

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)



                                               Principal
                                               Amount
Security                                       (000's omitted)  Value
--------------------------------------------------------------------------------

Medical Products -- 1.2%
--------------------------------------------------------------------------------
Alliance Imaging, Sr. Sub Notes,
9.625%,  12/15/05                              $    2,700       $     2,821,500
Maxxim Medical, Inc., Sr. Sub. Notes,
10.50%,  8/1/06                                     5,200             5,772,000
Physician Sales and Service, Sr. Sub.
Notes, 8.50%,  10/1/07                              2,680             2,787,200
--------------------------------------------------------------------------------
                                                                $    11,380,700
--------------------------------------------------------------------------------

Metals - Industrial -- 1.5%
--------------------------------------------------------------------------------
GS Technologies Corp., Sr. Notes,
12.25%,  10/1/05                               $    7,100       $     8,058,500
Kaiser Aluminum and Chemical, Inc., Sr.
Notes, 10.875%,  10/15/06                           2,500             2,712,500
WHX Corp., 10.50%,  4/15/05/(1)/                    3,600             3,600,000
--------------------------------------------------------------------------------
                                                                $    14,371,000
--------------------------------------------------------------------------------

Oil and  Gas - Equipment and Services -- 2.7%
--------------------------------------------------------------------------------
Dailey International, Inc., Sr. Notes,
9.50%,  2/15/08/(1)/                           $    9,120       $     9,177,000
Grant Geophysical, Inc., Sr. Notes,
9.75%,  2/15/08/(1)/                                5,600             5,516,000
Hvide Marine, Inc., Sr. Notes,
8.375%,  2/15/08/(1)/                               4,800             4,680,000
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003),2/15/08/(1)/         9,400             5,875,000
--------------------------------------------------------------------------------
                                                                $    25,248,000
--------------------------------------------------------------------------------

Oil and  Gas - Exploration
and Production -- 2.9%
--------------------------------------------------------------------------------
Energy Corp. of America, Sr. Sub. Notes,
9.50%,  5/15/07                                $    5,400       $     5,400,000
Mariner Energy Corp., Sr. Sub. Notes,
10.50%,  8/1/06                                     4,600             4,784,000
Michael Petroleum Corp., Sr. Notes,
11.50%,  4/1/05                                     3,655             3,618,450
Rutherford-Moran Oil Corp., Sr. Sub.
Notes, 10.75%,  10/1/04                             6,515             6,971,050
Transamerican Energy, Sr. Notes,
11.50%,  6/15/02                                    3,200             3,168,000
United Refining Co., Sr. Notes,
10.75%,  6/15/07                                    3,200             3,376,000
--------------------------------------------------------------------------------
                                                                $    27,317,500
--------------------------------------------------------------------------------


Paper and Forest Products -- 1.4%
--------------------------------------------------------------------------------
Asia Pulp and Paper, 12.00%,  12/29/49         $    6,000       $     4,920,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%,  7/1/07                              3,400             2,813,500
Pindo Deli Finance Mauritius, Ltd.,
Guaranteed Sr. Note, 10.75%,  10/1/07               2,400             2,004,000
Tjiwi Kimia Finance Mauritus, Ltd.,
Guaranteed Sr. Sub. Notes, 10.00%,  8/1/04          3,800             3,154,000
--------------------------------------------------------------------------------
                                                                $    12,891,500
--------------------------------------------------------------------------------

Printing and Business Products -- 1.1%
--------------------------------------------------------------------------------
American Pad and Paper Co., Sr. Sub.
Notes, 13.00%,  11/15/05                       $    3,250       $     3,542,500
MDC Communications Corp., Sr. Sub. Notes,
10.50%,  12/1/06                                    6,600             7,161,000
--------------------------------------------------------------------------------
                                                                $    10,703,500
--------------------------------------------------------------------------------

Publishing -- 1.6%
--------------------------------------------------------------------------------
American Lawyer Media Corp., Sr. Disc.
Notes, 12.25%, (0% until 2002)12/15/08         $    2,920       $     1,854,200
American Lawyer Media Corp., Sr. Notes,
9.75%,  12/15/07/(1)/                               2,000             2,100,000
Newsquest Capital Corp., Sr. Sub. Note,
11.00%,  5/1/06                                       605               679,113
Newsquest Capital Corp., Sr. Sub. Notes,
11.00%,  5/1/06                                     4,441             4,985,023
Von Hoffman Press, Inc., Sr. Sub Note,
10.375%,  5/15/07/(1)/                              4,800             5,184,000
--------------------------------------------------------------------------------
                                                                $    14,802,336
--------------------------------------------------------------------------------

Retail - Food and Drug -- 2.4%
--------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%,  5/15/07                               $    9,600       $    10,176,000
Pantry, Inc., Sr. Sub. Notes,
10.25%,  10/15/07                                   5,200             5,427,500
Star Markets Co., Sr. Sub. Notes,
13.00%,  11/1/04                                    6,200             7,068,000
--------------------------------------------------------------------------------
                                                                $    22,671,500
--------------------------------------------------------------------------------

Retail - General -- 1.9%
--------------------------------------------------------------------------------
Big 5 Corp., Sr. Notes,
10.875%,  11/15/07                             $    4,320       $     4,417,200

                       See notes to financial statements

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D
(Expressed in United States Dollars)



                                               Principal
                                               Amount
Security                                       (000's omitted)  Value
--------------------------------------------------------------------------------

Retail - General (continued)
--------------------------------------------------------------------------------
Franks Nursery and Crafts, Sr. Sub.
Notes, 10.25%, 3/1/08/(1)/                     $    4,000       $     3,980,000
Kindercare Learning Ctrs., Inc., Sr. Sub.
Note, 9.50%, 2/15/09                                6,500             6,670,625
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07/(1)/                               3,000             3,112,500
--------------------------------------------------------------------------------
                                                                $    18,180,325
--------------------------------------------------------------------------------

Transportation -- 0.4%
--------------------------------------------------------------------------------
International Logistics, Ltd., Sr. Notes,
9.75%, 10/15/07                                $    3,680       $     3,652,400
--------------------------------------------------------------------------------
                                                                $     3,652,400
--------------------------------------------------------------------------------

Wireless Communication Services -- 10.9%
--------------------------------------------------------------------------------
America Mobile/ AMSC Acquisition Corp.,
Sr. Notes, 12.25%, 4/1/08                      $    5,400       $     5,616,000
Dial Call Communications Inc., Sr. Red.
Notes, 12.25%, (0% until 1999), 4/15/04            10,720            10,666,400
Dobson Communications Corp., Sr. Note,
11.75%, 4/15/07                                     9,675            10,642,500
Iridium L.L.C. Capital Corp., Sr. Notes,
11.25%, 7/15/05                                     9,000             9,540,000
Microcell Telecommunication, Sr. Disc.
Notes, 14.00%, (0% until 2001), 6/1/06              5,640             4,187,700
Millicom International Cellular, Sr. Disc
Notes, 13.50%, (0% until 2001), 6/1/06              7,200             5,616,000
Nextel Communications, Inc., Sr. Disc.
Notes, 9.75%, (0% until 1999), 8/15/04              4,000             3,850,000
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, (0% until 2002), 9/15/07               250               167,500
Nextel International, Inc., Sr. Disc.
Notes, 12.125%, (0% until 2003), 4/15/08/(1)/       9,000             5,400,000
Omnipoint Corp., Sr. Note,
11.625%, 8/15/06                                    2,580             2,838,000
Orion Network Systems, Inc., Sr. Disc.
Notes, 12.50%, (0% until 2002), 1/15/07             1,600             1,256,000
Orion Network Systems, Inc., Sr. Note,
11.25%, 1/15/07                                     5,600             6,496,000
Pricellular Wireless Communications
Corp., Sr. Notes, 10.75%, 11/1/04                   3,200             3,600,000
Pricellular Wireless Communications
Corp., Sr. Sub. Disc. Nts., 12.25%, (0%
until 1998), 10/1/03                                6,980             7,468,600
Satelites Mexicanos SA, Sr. Notes,
10.125%, 11/1/04                                    2,800             2,898,000
Telesystem International Wireless, Sr.
Disc. Notes, 10.50%, (0% until 2002), 11/1/07       4,000             2,540,000
Telesystem International Wireless, Sr.
Disc. Notes, 13.25%, (0% until 2002), 6/30/07       3,800             2,650,500
Teligent, Inc., Sr. Notes, 11.50%, 12/1/07          4,800             5,040,000
Winstar Communications, Inc., Sr. Disc.
Notes, 14.00%, (0% until 2000), 10/15/05       $    2,400       $     3,552,000
Winstar Communications, Inc., Sr. Sub.
Notes, 10.00%, 3/15/08/(1)/                         9,100             9,236,500
--------------------------------------------------------------------------------
                                                                $   103,261,700
--------------------------------------------------------------------------------

Wireline Communication Services -- 11.6%
--------------------------------------------------------------------------------
Allegiance Telecom, Inc., Sr. Disc.
Notes, 11.75%, (0% until 2003), 2/15/08/(1)/   $   12,500       $     7,250,000
Econophone, Inc., Sr. Disc. Notes,
11.00%, (0% until 2003), 2/15/08/(1)/               4,000             2,290,000
Esat Telecom Group PLC, Sr. Deferred
Coupon Note, 12.50%, (0% until 2002), 2/1/07        3,875             2,886,875
Esat Telecom Group PLC, Sr. Deferred
Coupon Notes, 12.50%, (0% until 2002), 2/1/07       3,600             2,682,000
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07                                    3,000             3,285,000
Facilicom International, Sr. Notes,
10.50%, 1/15/08/(1)/                                7,040             7,356,800
Focal Communications Corporate Purpose,
Sr. Disc. Notes, 12.125%, (0% until
2003), 2/15/08/(1)/                                15,600             9,165,000
GST Equipment Funding, Sr. Notes,
13.25%, 5/1/07                                      4,900             5,806,500
GST Telecommunications, Sr. Sub. Notes,
12.75%, 11/15/07                                    1,600             1,936,000
GST USA, Inc., Sr. Disc. Notes, 13.875%,
(0% until 2000), 12/15/05                           3,180             2,639,400
Icg Holdings, Inc., Sr. Disc. Note,
10.00%, 3/15/07                                     7,075             5,235,500
Icg Services, Inc., Sr. Disc. Notes,
10.00%, (0% until 2002),2/15/08/(1)/                6,920             4,498,000
IDT Corp., Sr. Notes, 8.75%, 2/15/06/(1)/           1,440             1,432,800
Intermedia Communications, Inc., Sr.
Notes, 8.50%, 1/15/08                               4,800             4,992,000
Metronet Communications, Sr. Disc. Notes,
10.75%, (0% until 2002), 11/1/07                    4,800             3,192,000
Metronet Communications, Sr. Notes,
12.00%, 8/15/07                                     1,800             2,079,000
MGC Communications, Inc., Sr. Notes,
13.00%, 10/1/04                                     5,680             6,084,700
Netia Holdings B.V., Sr. Notes,
10.25%, 11/1/07/(1)/                                2,400             2,466,000
Netia Holdings B.V., Sr. Notes, 11.25%,
(0% until 2001), 11/1/07/(1)/                       1,200               819,000
Nextlink Communications, Inc., Sr.
Discount Notes, 9.45%, (0% until 2003), 4/15/08     8,000             5,050,000
Nextlink Communications, Inc., Sr. Notes,
9.00%, 3/15/08/(1)/                                 5,700             5,842,500

                       See notes to financial statements

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D
(Expressed in United States Dollars)


                                               Principal
                                               Amount
Security                                       (000's omitted)  Value
--------------------------------------------------------------------------------

Wireline Communication Services (continued)
--------------------------------------------------------------------------------
Nextlink Communications, Inc., Sr. Notes,
12.50%,  4/15/06                               $    6,720       $     7,728,000
Primus Telecom Group, Sr. Notes,
11.75%,  8/1/04                                     4,600             5,140,500
Qwest Communications International, Sr.
Disc. Notes, 9.47%, (0% until                       3,525             2,590,875
2002), 10/15/07
RSL Commerce, Ltd., Sr. Notes,
12.25%,  11/15/06                                   6,525             7,438,500
--------------------------------------------------------------------------------
                                                                $   109,886,950
--------------------------------------------------------------------------------

Total Corporate Bonds & Notes
     (identified cost $810,506,202)                             $   851,625,079
--------------------------------------------------------------------------------

Common Stocks, Warrants and Rights-- 0.3%


Security                                       Shares           Value
--------------------------------------------------------------------------------

Broadcasting and Cable -- 0.0%
--------------------------------------------------------------------------------
American Telecasting, Inc. Warrants*+               2,600       $            26
Australis Media Ltd., Warrants*+                    3,600                    --
CS Wireless Systems, Inc., Common (1)*                902                    --
UIH Australia/Pacific, Inc.,  Warrants*+            3,600                    36
United International Holdings, Inc.,
Warrants Exp. 11/15/99*+                            7,840               130,536
--------------------------------------------------------------------------------
                                                                $       130,598
--------------------------------------------------------------------------------

Business Services - Miscellaneous -- 0.0%
--------------------------------------------------------------------------------
Unisite, Inc., Warrants*+                           2,252       $            --
--------------------------------------------------------------------------------
                                                                $            --
--------------------------------------------------------------------------------

Chemicals -- 0.0%
--------------------------------------------------------------------------------
Crompton & Knowles Corp., Common                    9,489       $       274,583
Sterling Chemicals Holdings, Warrants*+             3,200                73,600
--------------------------------------------------------------------------------
                                                                $       348,183
--------------------------------------------------------------------------------

Communications Equipment -- 0.0%
--------------------------------------------------------------------------------
In Flight Phone Corp., Warrants
Exp. 8/31/02*+                                      1,600       $            --
Jordan Telecommunications, Common (1)               2,500                    --
--------------------------------------------------------------------------------
                                                                $            --
--------------------------------------------------------------------------------

Foods -- 0.0%
--------------------------------------------------------------------------------
Servam Corp., $2.00 Warrant
Exp. 4/1/01*+                                      12,276       $            --
Servam Corp., $4.50 Warrant
Exp. 4/1/01*+                                       2,760                    --
Servam Corp., Common*+                              1,380                    --
Specialty Foods Acquisition Corp., Common*+        48,000                12,000
--------------------------------------------------------------------------------
                                                                $        12,000
--------------------------------------------------------------------------------

Information Services -- 0.0%
--------------------------------------------------------------------------------
Cellnet Data Systems, Inc., Warrants
Exp. 10/1/07*+                                      8,000       $            80
--------------------------------------------------------------------------------
                                                                $            80
--------------------------------------------------------------------------------

Machinery -- 0.0%
--------------------------------------------------------------------------------
Thermadyne Holdings Corp., Common*+                40,000       $           400
--------------------------------------------------------------------------------
                                                                $           400
--------------------------------------------------------------------------------

Metals - Industrial -- 0.0%
--------------------------------------------------------------------------------
Gulf States Steel, Warrants*+                       2,400       $           120
Terex Corp., Warrants Exp. 5/15/02*+               20,000               340,000
--------------------------------------------------------------------------------
                                                                $       340,120
--------------------------------------------------------------------------------

Wireless Communication Services -- 0.2%
--------------------------------------------------------------------------------
Microcell Telecommunication, Warrants*+            58,400       $     1,124,200
Nextel Communications, Inc., Class A
Common (1)*                                        11,154               376,448
Nextel Communications, Warrants
Exp. 4/25/99*+                                      7,200                25,200
Orion Network Warrants Exp. 1/15/07*+               1,600                20,000
Orion Network, Warrants Exp. 1/15/07*+              5,600                84,000
--------------------------------------------------------------------------------
                                                                $     1,629,848
--------------------------------------------------------------------------------

Wireline Communication Services -- 0.1%
--------------------------------------------------------------------------------
Esat Holdings, Ltd., Warrants*+                     3,600       $       126,000
Hyperion Communications, Inc., Warrants
Exp. 4/15/01*+                                      4,000               280,000
Intermedia Communications, Inc.,
Common (1)*                                         1,310               104,309
Metronet Communications, Warrants
Exp. 8/15/07*+                                      1,800                79,200
MGC Communications, Inc., Warrants
Exp. 10/01/04*                                      5,680                    --


                       See notes to financial statements

High Income Portfolio as of March 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D
(Expressed in United States Dollars)


Security                                          Shares          Value
--------------------------------------------------------------------------------

Wireline Communication Services (continued)
--------------------------------------------------------------------------------
Optel, Inc., Common/(1)/*                           5,840         $           6
Primus Telecommunications Warrants,
Exp. 8/1/04*+                                       4,600               161,000
--------------------------------------------------------------------------------
                                                                  $     750,515
--------------------------------------------------------------------------------

Total Common Stocks, Warrants and Rights
     (identified cost $1,365,884)                                 $   3,211,744
--------------------------------------------------------------------------------

Preferred Stocks-- 8.7%


Security                                          Shares          Value
--------------------------------------------------------------------------------

Broadcasting and Cable -- 3.6%
--------------------------------------------------------------------------------
21st Century Telecom Group,
13.75% (PIK)/(1)/                                   8,000         $     896,000
Adelphia Communications Corp.,
13% (PIK)/(1)/                                     48,000             5,724,000
Chancellor Radio Broadcasting, Inc.,
12% (PIK)/(1)/                                     89,194            10,837,070
CSC Holdings, Inc., Series M,
11.125% (PIK)/(1)/                                110,642            12,972,774
Echostar Communications, 12.125% (PIK)/(1)/         3,296             3,674,951
--------------------------------------------------------------------------------
                                                                  $  34,104,795
--------------------------------------------------------------------------------


Business Services - Miscellaneous -- 0.2%
--------------------------------------------------------------------------------
Unisite, Inc., 8.5% (PIK)                           3,239         $   1,538,288
--------------------------------------------------------------------------------
                                                                  $   1,538,288
--------------------------------------------------------------------------------


Communications Equipment -- 0.3%
--------------------------------------------------------------------------------
Jordan Telecom Products, Inc.,
13.25% (PIK)/(1)/                                   2,500         $   3,325,000
--------------------------------------------------------------------------------
                                                                  $   3,325,000
--------------------------------------------------------------------------------


Machinery -- 0.4%
--------------------------------------------------------------------------------
MMH Holdings, Inc., 12% (PIK)/(1)/                  3,230         $   3,391,500
--------------------------------------------------------------------------------
                                                                  $   3,391,500
--------------------------------------------------------------------------------


Manufacturing -- 0.0%
--------------------------------------------------------------------------------
MCMS, Inc., 12.50% (PIK)/(1)/                         400         $     404,000
--------------------------------------------------------------------------------
                                                                  $     404,000
--------------------------------------------------------------------------------


Wireless Communication Services -- 1.0%
--------------------------------------------------------------------------------
Dobson Communications, 12.25% (PIK)/(1)/            3,800         $   4,189,500
Nextel Communications, Inc.,
11.125% (PIK)/(1)/                                  4,800             5,100,000
--------------------------------------------------------------------------------
                                                                  $   9,289,500
--------------------------------------------------------------------------------


Wireline Communication Services -- 3.2%
--------------------------------------------------------------------------------
America Communications Services,
12.75% (PIK)/(1)/                                   4,153         $   5,025,130
Global Telesystem Holdings, 14% (PIK)/(1)/          4,400             5,038,000
Intermedia Communications, Inc.,
7% (PIK)/(1)/                                     185,000             6,475,000
IXC Communications, Inc., Series B,
12.5% (PIK)/(1)/                                   10,620            12,956,170
Nextlink Communications, 14% (PIK)/(1)/            19,509             1,229,067
--------------------------------------------------------------------------------
                                                                  $  30,723,367
--------------------------------------------------------------------------------


Total Preferred Stocks
     (identified cost $73,764,688)                                $  82,776,450
--------------------------------------------------------------------------------

Short-Term Investments -- 1.3%

                                               Principal
                                               Amount
Security                                       (000's omitted)    Value
--------------------------------------------------------------------------------
General Electric Capital Corp.,
6.00%, 4/1/98                                  $   12,130         $  12,130,000
--------------------------------------------------------------------------------


Total Short-Term Investments
     (at amortized cost $12,130,000)                              $  12,130,000
--------------------------------------------------------------------------------


Total Investments -- 100.0%
     (identified cost $897,766,774)                               $ 949,743,273
--------------------------------------------------------------------------------
(PIK) Payment-in-kind.

/(1)/Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold the security until maturity.
*    Non-income producing security.
+    Restricted security (see Note 8).

                        See notes to financial statements

High Income Portfolio as of March 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of March 31, 1998
(Expressed in United States Dollars)
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
     (identified cost, $897,766,774)                            $   949,743,273
Cash                                                                     37,489
Receivable for investments sold                                      15,053,856
Interest receivable                                                  18,640,640
Deferred organization expenses (Note 1D)                                  5,254
--------------------------------------------------------------------------------
Total assets                                                    $   983,480,512
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                               $    22,898,859
Payable to affiliate for Trustees' fees (Note 2)                          6,695
Accrued expenses                                                         74,248
--------------------------------------------------------------------------------
Total liabilities                                               $    22,979,802
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio       $   960,500,710
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $   908,524,211
Net unrealized appreciation of investments (computed
     on the basis of identified cost)                                51,976,499
--------------------------------------------------------------------------------
Total                                                           $   960,500,710
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
March 31, 1998
(Expressed in United States Dollars)
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income                                                 $    78,984,054
Dividends                                                             3,499,128
Miscellaneous income                                                  1,390,266
--------------------------------------------------------------------------------
Total income                                                    $    83,873,448
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                                 $     4,736,709
Compensation of Trustees not members of the
     Investment adviser's organization (Note 2)                          23,579
Custodian fee                                                           265,007
Legal and accounting services                                            52,234
Amortization of organization expenses (Note 1D)                           4,519
Miscellaneous                                                            39,495
--------------------------------------------------------------------------------
Total expenses                                                  $     5,121,543
--------------------------------------------------------------------------------

Net investment income                                           $    78,751,905
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)            $    40,197,991
--------------------------------------------------------------------------------
Net realized gain on investment transactions                    $    40,197,991
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                        $    41,198,260
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                             $    41,198,260
--------------------------------------------------------------------------------

Net realized and unrealized gain on investments                 $    81,396,251
--------------------------------------------------------------------------------

Net increase in net assets from operations                      $   160,148,156
--------------------------------------------------------------------------------

                       See notes to financial statements

High Income Portfolio as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets (Expressed in United States Dollars)


Increase (Decrease)                     Year Ended               Year Ended
in Net Assets                           March 31, 1998           March 31, 1997
--------------------------------------------------------------------------------
From operations --
     Net investment income              $  78,751,905            $   60,083,973
     Net realized gain (loss)
         on investment transactions        40,197,991                (4,056,681)
     Net change in unrealized
         appreciation (depreciation)
         of investments                    41,198,260                13,401,858
--------------------------------------------------------------------------------
Net increase in net assets
     from operations                    $ 160,148,156            $   69,429,150
--------------------------------------------------------------------------------
Capital transactions --
     Contributions                      $ 306,797,835            $  280,137,284
     Withdrawals                         (213,156,743)             (154,202,111)
--------------------------------------------------------------------------------
Net increase in net assets from
     capital transactions               $  93,641,092            $  125,935,173
--------------------------------------------------------------------------------

Net increase in net assets              $ 253,789,248            $  195,364,323
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                    $ 706,711,462            $  511,347,139
--------------------------------------------------------------------------------
At end of year                          $ 960,500,710            $  706,711,462
--------------------------------------------------------------------------------


                       See notes to financial statements

High Income Portfolio as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data (Expressed in United States Dollars)


                                                                                 Year Ended March 31,
                                                          --------------------------------------------------------------------
                                                               1998              1997            1996              1995*
------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                        0.63%             0.67%            0.71%             0.70%+
Net investment income                                           9.63%            10.02%           10.41%            10.63%+
Portfolio Turnover                                               137%               78%              88%               53%
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                     $960,501          $706,711         $511,347          $442,552
------------------------------------------------------------------------------------------------------------------------------


+  Annualized.

*  For the period from the start of business, June 1, 1994, to March 31, 1995.

                       See notes to financial statements

High Income Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)


1 Significant Accounting Policies
--------------------------------------------------------------------------------
  High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuations -- Investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

  H Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expenses on the Statement of Operations.

High Income Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1998, the fee was equivalent to 0.58% of the Portfolio's average daily net assets and amounted to $4,736,709. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1998, no significant amounts have been deferred.


3 Investments
--------------------------------------------------------------------------------
  The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,242,718,480 and $1,077,138,003, respectively, for the year ended March 31, 1998.


4 Line of Credit
--------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended March 31, 1998.


5 Federal Income Tax Basis of Investments
--------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at March 31, 1998, as computed on a federal income tax basis, were as follows:


  Aggregate cost                                        $    897,971,060
--------------------------------------------------------------------------------
  Gross unrealized appreciation                         $     57,845,171
  Gross unrealized depreciation                               (6,072,958)
--------------------------------------------------------------------------------
  Net unrealized appreciation                           $     51,772,213
--------------------------------------------------------------------------------


6 Restricted Securities

--------------------------------------------------------------------------------
  At March 31, 1998, the Portfolio owned the following securities (constituting 0.22% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A Securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to certain of these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.


                             Date of
  Description                Acquisition  Shares/Face   Cost      Fair Value
--------------------------------------------------------------------------------
  Common Stocks, Warrants, and Rights
--------------------------------------------------------------------------------
  American Telecasting, Inc.,
   Wts.                         1/16/96       2,600   $  71,500   $        26
  Australis Media Ltd., Wts.    5/26/95       3,600           0             0
  Cellnet Data Systems, Inc.,
   Wts., Exp. 10/1/07                         8,000           0            80
  Esat Holdings, Ltd., Wts.     6/19/97       3,600           0       126,000
  Gulf States Steel, Wts.       8/22/95       2,400           0           120
  Hyperion Communications,
   Inc., Exp. 4/15/01                         4,000      90,000       280,000
  In Flight Phone Corp.,
   Wts., Exp. 8/31/02          11/28/95       1,600           0             0
  Metronet Communications,
   Wts., Exp. 8/15/07                         1,800           0        79,200
  Microcell Telecommunication,
   Wts.                        10/30/96      58,400     647,700     1,124,200
  Nextel Communications, Wts.,
   Exp. 4/25/99                10/04/96       7,200           0        25,200
  Orion Network, Wts., Exp.
   1/15/07                                    1,600           0        20,000
  Orion Network, Wts., Exp.
   1/15/07                                    5,600           0        84,000

High Income Portfolio as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)




                             Date of
  Description                Acquisition Shares/Face    Cost     Fair Value
--------------------------------------------------------------------------------
  Common Stocks, Warrants, and Rights (continued)
--------------------------------------------------------------------------------
  Primus Telecommunications,
    Wts., Exp. 8/1/04                         4,600   $       0  $  161,000
  Servam Corp., $2.00 Wts.,
    Exp. 4/1/01                12/15/87      12,276           0           0
  Servam Corp., $4.50 Wts.,
    Exp. 4/1/01                12/15/87       2,760           0           0
  Servam Corp., Common         12/15/87       1,380           0           0
  Specialty Foods Acq. Corp.,
    Common                      8/10/93      48,000      34,886      12,000
  Sterling Chemicals Holdings,
    Wts.                       10/07/96       3,200           0      73,600
  Thermadyne Holdings Corp.,
    Common                      4/03/89      40,000      28,800         400
  UIH Australia/Pacific, Inc.,
    Wts.                                      3,600           0          36
  Unisite, Inc., Wts.                         2,252           0           0
  United International Holdings,
    Inc., Wts., Exp.
    11/15/99                   11/16/94       7,840     222,186     130,536
--------------------------------------------------------------------------------
                                                     $1,095,072  $2,116,398
--------------------------------------------------------------------------------

High Income Portfolio as of March 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of High Income Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the supplementary data for each of the years in the three-year period ended March 31, 1998 and for the period from the start of business, June 1, 1994, to March 31, 1995 (all expressed in United States dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of March 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at March 31, 1998, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

                                  DELOITTE & TOUCHE
                                  Grand Cayman, Cayman Islands
                                  British West Indies
                                  May 8, 1998

EV Classic High Income Fund as of March 31, 1998

INVESTMENT MANAGEMENT


EV Classic High Income Fund


Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Robert B. MacIntosh
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


High Income Portfolio

Officers

M. Dozier Gardner
President and Trustee

James B. Hawkes
Vice President and Trustee

Michael W. Weilheimer
Vice President and
Portfolio Manager

Raymond O'Neill
Vice President

Michel Normandeau
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser of
High Income Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of
EV Classic High Income Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617)482-8260


Custodian
Investors Bank & Trust Company
200 Claredon Street
Boston, MA 02116


Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02109





EV Classic High Income Fund
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    C-HISRC-5/98